                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): July 27, 2000




                               KINETIKS.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                        0-27418                76-0478045
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)




        10055 Westmoor Drive
           Westminster, CO                                           80021
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (303) 543-1408
                                                    --------------

ITEM 5.  OTHER EVENTS.

         On July 27, 2000, eLinear, a wholly-owned subsidiary of Kinetiks.com, Inc. (the "Company"), issued a press release announcing that the Company has ended its acquisition discussions with Genesys Development Corporation, a full-service Internet consulting firm based in Louisville, Kentucky. On May 1, 2000, the Company had announced a letter of intent to acquire Genesys. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  See Exhibit Index attached hereto.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "Kinetiks.com," "company," "we," "our" and "us" refer to Kinetiks.com., Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including those identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               KINETIKS.COM, INC.


                                               By: /s/ Paul Thomas
                                                   -----------------------
                                                   Paul Thomas
                                                   Chief Financial Officer

Dated: July 28, 2000

                                  EXHIBIT INDEX

Exhibit
Number     Exhibit Description
-------    -------------------

 99.1 Press Release dated July 27, 2000 announcing the end of acquisition discussions with Genesys Development Corporation.